UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 28, 2010

POWERWAVE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21507	11-2723423
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1801 E. St. Andrew Place
 Santa Ana, CA 92705
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (714) 466-1000

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 28, 2010, Powerwave Technologies, Inc. issued a press release regarding financial results for its third quarter of fiscal 2010 ending October 3, 2010.  At 5pm Eastern Time, the Company held a conference call and simultaneous webcast in which Ronald Buschur, the Company’s Chief Executive Officer, Kevin Michaels, the Company’s Chief Financial Officer and Tom Spaeth, the Company’s Treasurer, made a presentation regarding the Company’s financial results for the Company’s third quarter ending October 3, 2010.  A copy of the transcript of the conference call is attached hereto as Exhibit 99.1.  A copy of the press release was previously furnished on a separate Current Report on Form 8-K, dated October  28, 2010.

  In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

The following exhibit is furnished as part of this report.

Exhibit Number	Description
99.1	Transcript of the Company’s third quarter ending October 3, 2010 financial results conference call and simultaneous webcast held on October 28, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 29, 2010		POWERWAVE TECHNOLOGIES, INC

		By:	/s/ Kevin T. Michaels
Kevin T. Michaels
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Transcript of the Company’s third quarter ending October 3, 2010 financial results conference call and simultaneous webcast held on October 28, 2010.